INVESCO BOND FUNDS, INC.
                             INVESCO High Yield Fund

                       Supplement to Prospectus Dated January 1, 1999

Investments made after April 30, 1999 are subject to the following provisions:

The section of the above named Fund's Prospectus entitled "Annual Fund Expenses" is amended to (1) delete the first sentence of the first paragraph and (2) substitute the following sentences in its place:

      Each Fund is no-load. For the Select Income and U.S. Government Securities Funds there are no fees to purchase, exchange or redeem shares. For the High Yield Fund there are no fees to exchange or redeem shares other than fees to redeem or exchange shares held six months or less.

In  addition,  the  section  of the  Fund's  Prospectus  entitled  "Annual  Fund
Expenses" is amended to (1) add the following section after the table heading "Annual Fund Operating Expenses (as a percentage of average net assets)" to the table following paragraph three:

      Shareholder Transaction Expenses (High Yield Fund only)

      Sales load "charge" on purchases                        None
      Sales load "charge" on reinvested dividends             None
      Redemption fees                                         2.00/1.00%*
      Exchange fees                                           2.00/1.00%*

  In addition, the section of the Fund's Prospectus entitled "Annual Fund Expenses" is amended to (1) add a paragraph immediately following the table as follows:

      *There is a fee retained by the High Yield Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. A 2% fee shall be imposed on redemptions or exchanges of shares held three months or less and a 1% fee shall be imposed on redemptions or exchanges of shares held between three and six months. This fee may be waived at the discretion of INVESCO.

The section of the Fund's Prospectus entitled "Fund Price and Performance - Performance Data" is amended to add the following sentence at the end of the third sentence of the first paragraph:

      The Fund charges no sales loads that would affect the total return computation. However, with regard to the High Yield Fund, the total return computation may be affected as a result of the redemption or exchange fee which is retained by the High Yield Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. A 2% fee shall be imposed on redemptions or exchanges of shares held three months or less, and a 1% fee shall be imposed on redemptions or exchanges of shares held between three and six months.

The section of the Fund's Prospectus  entitled "How to Buy Shares" is amended to
(1) delete the third sentence of the first paragraph and (2) substitute the following in its place:

      With the exception of the High Yield Fund, there is no charge to invest, exchange or redeem shares when you make transactions directly through INVESCO. With regard to the High Yield Fund, there is no charge to invest when you make transactions directly through INVESCO. However, upon an exchange of shares held three months or less or held between three and six months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% and 1%, respectively, of the current net asset value of the shares being exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid

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      transaction  and  other  expenses  caused  by  early  redemptions,  and to facilitate portfolio management. This fee may be waived at the discretion of INVESCO. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the High Yield Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The High Yield Fund will use the "first-in, first-out" method to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the appropriate redemption/exchange fee will be assessed on the current net asset value of those shares.

Effectively immediately, the section of the Fund's Prospectus entitled "Fund Services Shareholder Accounts" is amended to (1) delete the second and third sentence of the section and (2) substitute the following in its place:

      INVESCO no longer  issues share  certificates.  If you are selling  shares
      previously   issued  in   certificate   form,  you  need  to  include  the
      certificates along with your redemption/exchange request.

The section of the Fund's Prospectus entitled "How To Sell Shares" is amended to add the following at the end of the first paragraph:

      With regard to the High Yield Fund, upon an exchange or redemption of shares held three months or less or held between three and six months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% and 1%, respectively, of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the High Yield Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the High Yield Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. This fee may be waived at the discretion of INVESCO. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the High Yield Fund and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The High Yield Fund will use the "first-in, first-out" method to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the appropriate redemption/exchange fee will be assessed on the current net asset value of those shares.

Effective immediately, the chart in the Fund's Prospectus entitled "How To Buy Shares" is amended to (1) delete the "Please Remember" paragraph of the "In Writing" section and (2) substitute the following in its place:

      INVESCO no longer issues paper certificates for shares. If the shares you are selling are represented by stock certificates, the certificates must be sent to INVESCO before we can process your redemption.

The date of this Supplement is March 1, 1999.